UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 19, 2025

Date of Report (Date of earliest event reported)

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, 11th Floor

Boston, MA 2110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Plymouth Industrial REIT, Inc. (the “Company”) announced that it has named Anthony Saladino as President and Chief Financial Officer, effective February 19, 2025. Mr. Saladino, age 51, has served as Executive Vice President and Chief Financial Officer since February 2022, having previously held the roles of Chief Accounting Officer and Senior Vice President of Accounting. Prior to joining Plymouth in October 2020, he gained extensive experience leading finance and accounting teams in publicly traded companies, including serving as Chief Accounting Officer for AFIN (now GNL) and NYC REIT from 2017 to 2019 and as Vice President of Finance for The Ryland Group (now Lennar) from 2004 to 2011. He has also held senior financial leadership roles in private real estate portfolio companies, including The High Companies, where he served as Vice President of Finance and Corporate Controller from 2015 to 2017, as well as in other private equity real estate firms as Chief Financial Officer and Managing Partner. Mr. Saladino began his career in public accounting at EY, focusing primarily on publicly traded REITs. He is a CPA and holds an MBA from the University of Chicago, an M.S. in Accounting from the University of Virginia, and a B.S. in Finance from California State University.

In connection with his prior employment with the Company, Mr. Saladino entered into an indemnification agreement with the Company substantially in the same form that the Company’s directors and executive officers have entered, which remains effective and which is filed as Exhibit 10.6 to Amendment No. 6 to the Company’s Registration Statement on Form S-11 (File No. 333-196798), filed with the U.S. Securities and Exchange Commission on May 22, 2017.

Mr. Saladino does not have any family relationships with any current director, executive officer, or person nominated to become a director or executive officer, of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Saladino has, or will have, a material interest subject to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Plymouth Industrial REIT Promotes Anthony Saladino to President

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: February 20, 2025	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer